Exhibit 99.1

QUADRANGLE GP INVESTORS LP

By: Quadrangle GP Investors LLC, as its
General Partner

By: /s/ Michael Huber Date: April 5, 2007
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Name: Michael Huber
Title: Managing Member


QUADRANGLE CAPITAL PARTNERS LP

By: Quadrangle GP Investors LP, as its
General Partner

By: Quadrangle GP Investors LLC, as its
General Partner

By: /s/ Michael Huber Date: April 5, 2007
    -----------------
Name: Michael Huber
Title: Managing Member


QUADRANGLE CAPITAL PARTNERS-A LP

By: Quadrangle GP Investors LP, as its
General Partner

By: Quadrangle GP Investors LLC, as its
General Partner

By: /s/ Michael Huber Date: April 5, 2007
    -----------------
Name: Michael Huber
Title: Managing Member

QUADRANGLE SELECT PARTNERS LP

By: Quadrangle GP Investors LP, as its
General Partner

By: Quadrangle GP Investors LLC, as its
General Partner

By: /s/ Michael Huber Date: April 5, 2007
    -----------------
Name: Michael Huber
Title: Managing Member